Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report on Form 10-Q of GP Strategies Corporation (the “Company”) for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

                (1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2008

/s/ Scott N. Greenberg	/s/ Sharon Esposito-Mayer
Scott N. Greenberg	Sharon Esposito-Mayer
Chief Executive Officer	Executive Vice President and Chief Financial Officer